Exhibit 99.1

NAUTILUS Inc.
The Transformation
The Progress
The Potential
NOVEMBER 2013
NAUTILUS BOWFLEX Universal SCHWINN

Safe Harbor Statement
This presentation includes forward-looking statements (statements which are not historical facts) within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning the Company’s prospects, resources, capabilities, current or future financial trends or operating results, demand for the Company‘s products, future plans for introduction of new products and the anticipated outcome of new business initiatives. Factors that could cause Nautilus, Inc.‘s actual results to differ materially from these forward-looking statements include our ability to acquire inventory from sole source foreign manufacturers at acceptable costs, within timely delivery schedules and that meet our quality control standards, availability and price of media time consistent with our cost and audience profile parameters, a decline in consumer spending due to unfavorable economic conditions in one or more of our current or target markets, an adverse change in the availability of credit for our customers who finance their purchases, our ability to pass along vendor raw material price increases and increased shipping costs, our ability to effectively develop, market and sell future products, our ability to protect our intellectual property, and the introduction of competing products. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission, including the “Risk Factors” set forth in our Annual Report on Form 10-K, as supplemented by our quarterly reports on Form 10-Q. Such filings are available on our website or at www.sec.gov. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in the forward-looking statements. We undertake no obligation to publicly update or revise forward-looking statements to reflect subsequent events or circumstances.
Unless otherwise indicated, all information regarding our operating results pertain to continuing operations.
NAUTILUS BOWFLEX Universal SCHWINN 2

2012 / 2013 Highlights
Our company achieved growth and significantly improved profitability
Capabilities were built to deliver long term profitability
Overall margins improved in both businesses
Cost Improvement initiatives have become part of our culture / normal course of doing business
Strategic growth opportunities were identified and are being pursued
Balance sheet was strengthened with cash and remaining debt was paid off in March 2012
NAUTILUS BOWFLEX Universal SCHWINN 3

Business Transformation (2007 to Today)
The Progress The Potential The Transformation
Then Now Business Profile 3 1 (singular focus)
Business Units: Lean Structure
Operations: Significant Global Ops
1 HQ facility 20+ facilities 2 warehouses
Owned manufacturing Contract manufacturing
Employee Base: 1700 330
Financial Discipline: Sales Growth Oriented
Focus on Sales and Profitable Growth Leveraged and Tightly Controlled Expenses
Balance Sheet: $7.9M Cash* $27.7M Cash*
$79M Debt* No Debt
NAUTILUS BOWFLEX Universal SCHWINN 4
* As of December 31, 2007 * As of September 30, 2013

Revenue and Net Income Progress The Transformation The Progress The Potential Revenue Net
$800 ($ Millions) $40 $29 $23 $700 $17* $20 $680 $11 $600 $631 $1 $0 $569 $500 ($23) ($20) $400 $439 ($40) $300 ($53) $264
($60) $200 $181 $181 $194 $100 ($56) ($80) ($91) $0 ($100)
2005 2006 2007 2008 2009 2010 2011 2012
Net Revenue Net Income / (Loss)
Net Income Revenue and Income from both Discontinued and Continuing Operations
* Includes one time (non-cash) cumulative translation adjustment in Discontinued Operations NAUTILUS BOWFLEX Universal SCHWINN 5

First 9 Months 2013 – Results from Continuing Operations The Transformation The Progress The Potential
Achieved sales growth of 9.9% versus last year Gross Margin improved 3.1 points to 49.3% Operating Income improved 1.7 points to 4.0% Improved our Net Income* % of sales from 2.6% to 3.9% =>EPS* YTD increased from 11cts to 17cts/share
Increased our investment in R&D by 29% compared to last year * Excluding onetime tax benefit of $34.2M or $1.09 per diluted share
* Non-GAAP Information, see Nautilus’ website under “Investor Relations” for a reconciliation to GAAP
NAUTILUS BOWFLEX Universal SCHWINN 6

Gross Margin Trend The Transformation The Progress The Potential
70% 60% 56.5% 55.1% 57.9% 58.9% 59.8% 57.6% 61.0% 50% 40% 30% 20% 23.8% 19.2% 21.4% 24.1% 24.9% 19.5% 25.4%
10% 0% Q112 Q212 Q312 Q412 Q113 Q213 Q313 Direct Retail NAUTILUS BOWFLEX Universal SCHWINN 7

Operating Income From Continuing Operations
The Transformation
The Progress
The Potential
Millions (USD)
Q1 Q2 Q3 Q4 $9.0 $9.0 $9.0 $9.0 $4.0 $4.0 $4.0 $4.0
–$1.0 –$1.0 –$1.0 –$1.0
–$6.0 –$6.0 –$6.0 –$6.0
–$11.0 –$11.0 –$11.0 –$11.0
–$16.0 –$16.0 –$16.0 –$16.0
‘09 ‘10 ‘11 ‘12 ‘13
‘09 ‘10 ‘11 ‘12 ‘13
‘09 ‘10 ‘11 ‘12 ‘13
‘09 ‘10 ‘11 ‘12
Trajectory of quarterly improvements is positive
NAUTILUS BOWFLEX Universal SCHWINN 8

Consistent Profit Improvement The Transformation The Progress The Potential
EBITDA growing faster than Revenue due to operating leverage of business
Net Revenue in $ Millions 210 18 Rolling Four Quarter Revenue and EBITDA Growth 16 200 14 190 12 10 180 8 170 6 4 160 2 150 0 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2011 2012 2013
EBITDA in $ Millions Revenue EBITDA* * Non-GAAP Information, see Nautilus’ website under “Investor Relations” for a reconciliation to GAAP * Net Revenue and EBITDA are rolling four quarter total, Continuing Operations
NAUTILUS BOWFLEX Universal SCHWINN 9

Increasing Gross Margin and Declining Expense Ratio
The Transformation The Progress The Potential
Four Quarter Rolling % of Net Sales
70% 65% 60% 55% 50% 45% 40% 35% 30% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2010 2011 2012 2013
GM% of Sales Operating Expense % of Sales
=> Generates Operating Margin Improvement
2010: (5.7%) 2011: 2.0% 2012: 5.5% Trailing 4 Qtrs thru 3Q13: 6.4%
NAUTILUS BOWFLEX Universal SCHWINN 10

Sales Growth in Excess of Industry Rate The Transformation The Progress The Potential
Change from Prior Year Four Quarter Rolling Average
12% 8% 4% 0% –4% –8% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2011 2012 2013
NLS Sales Growth Industry Average* * Source: 2012 SGMA Data NAUTILUS BOWFLEX Universal SCHWINN 11

Leading Brands Poised for Growth
The Transformation
The Progress
The Potential
Market Leader Position:
Strong Brand Equity
Awareness
Quality
Reputation
Customer service
Bowflex:
Innovative, quick and proven results
Clearly Differentiated
Nautilus:
Schwinn:
Authentic, serious fitness
Quality cardio, good value
Universal:
American heritage, strength
Expansion:
Growth Opportunity
Alternative Fitness
New Price Points
New Licensing Opportunities
International Markets
BOWFLEX NAUTILUS SCHWINN® Universal
Note: Based on National Consumer Research Study Completed in 2011
NAUTILUS BOWFLEX Universal SCHWINN 12

Increased Focus on New Product Development
The Transformation
The Progress
The Potential
R&D spend and resources were stepped up since 2011 (2x)
Expansion into new price points and alternative fitness in 2012
- Boost band, UpperCut
Extensive complementary network of outside idea resources is yielding positive results
Rigorous new product development process ensures market traction and drives improved margins
Sales growth, margin improvement, and product reviews prove that the strategy is working
NAUTILUS BOWFLEX Universal SCHWINN 13

Unique Multi-Channel Business Model
The Transformation
The Progress
The Potential
Growth into new categories and price points
Product cascading extends life cycles
Direct
Retail
Licensing
Big market; low share
International opportunities
Leverage Direct Marketing capabilities
High margins
New category opportunities
Helps build brands
Leverage IP assets
Synergies provide additional levers for growth
NAUTILUS BOWFLEX Universal SCHWINN 14

2014 Focus Areas - “the big 3” (same as 2012 & 2013)
The Transformation
The Progress
The Potential
1) Continue emphasis on new product development
- Expanding our product portfolio
- Integration of consumer insights to improve product success
2) Improve our product margins
3) Tightly manage our operating costs and create leverage as we grow revenues
Continue to deliver short term improvements while building strong foundation for future profitable growth
NAUTILUS BOWFLEX Universal SCHWINN 15

Strategic Goal – Run Rates Generating EPS Growth
The Transformation
The Progress
The Potential
Revenue Growth: Sustaining 9 – 10% / Year Gross Margin: Sustain gains achieved by each channel Operating Expense Leverage: 1 – 3 Points better
Operating Income @ 7 – 10%
(increasing at double digit pace)
+
Cash Generation
Strong EPS Growth / Year
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Why Consider Nautilus
The Transformation
The Progress
The Potential
Our company is achieving growth and significantly improved profitability
Capabilities built to deliver long term profitability
New product development
Supply Chain efficiencies
Cost improvement initiatives have become part of our culture / normal course of doing business
Strategic growth opportunities identified and are being pursued
New price points and new categories
Branding / Licensing
International opportunities
Strong asset position is leverageable
Balance sheet
Talented employees
Unique and complimentary business segments
Strengths not easily replicated
NAUTILUS BOWFLEX Universal SCHWINN 17

The Transformation
The Progress
The Potential
The Focus Areas are clear and The Plan is achievable
NAUTILUS BOWFLEX Universal SCHWINN 18

New Initiatives to Launch New Product
“Sweat and the City” Sept 9-11
Sneak peak at MY13 Retail products, Boost, SelectTech Trainer app and MAX Trainer
Interviews, product demonstrations, presentations (oh and a party)
What Did We Accomplish?
30 + reporter/blogger presentations
37 financial analysts and share holder attendees
19 original articles with over 10 million impressions
Successful “friend raising” with fitness pros, traditional press, bloggers and Wall Street
NAUTILUS BOWFLEX Universal SCHWINN 19

MAX Trainer
BOWFLEX.
MAX
TRAINER
NAUTILUS BOWFLEX Universal SCHWINN 20

MAX Trainer
200
5
10
15
20
25
BURN RATE
EASIER TO STAY MOTIVATED
NAUTILUS BOWFLEX Universal SCHWINN 21

Boost Activity Band
BOWFLEX
BOOSTTM
AVAILABLE SEPTEMBER 2013
COMPATIBLE STARTING WITH IOS 6 & IPHONE 4S AND NEWER
HOW BOOST WORKS
1
SET YOUR GOAL
The Boost app lets you set daily personal goals and check your progress at a glance.
2
START TRACKING
Day & Night, Boost will keep track of your activity and sleep.
3
SYNC WIRELESSLY
Wireless Bluetooth technology automatically syncs activity data to your iPhone.
4
STAY ACTIVE
Boost makes it easier than ever to hit your goals, stay motivated and on track.
YOUR PROGRESS AT A GLANCE
Even when you’re away from your phone, Boost’s simple and intuitive display lets you know when you’ve met your daily goal.
START 50% GOAL
NAUTILUS BOWFLEX Universal SCHWINN 22

THANK YOU
23

Nautilus, Inc.

Reconciliation of Non-GAAP Financial Measure

Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA)

Management considers EBITDA, a non-GAAP financial measure, to be useful for investors in evaluating our operating performance. We calculate EBITDA by adding income from continuing operations, plus (i) interest expense net of interest income, (ii) income taxes and (iii) depreciation and amortization. A reconciliation of EBITDA to income from continuing operations is as follows (in millions).

	2010	2011	2012	Q3 2013(2)
Income (loss) from continuing operations(1)	$(9.8)	$2.5	$10.6	$47.0
Interest expense (income), net	0.1	0.4	(0.1)	0.0
Income taxes of continuing operations	0.6	0.7	(0.2)	(33.5)
Depreciation and amortization	6.6	3.8	3.3	3.4
EBITDA from continuing operations	$(2.5)	$7.4	$13.7 (3)	$16.9

(1)	Management does not include the results of discontinued operations in its calculation of EBITDA and, therefore, EBITDA was not reconciled to net income including discontinued operations.
(2)	Reflects a four quarter rolling summation.
(3)	May not add due to rounding.

Nautilus, Inc.

Reconciliation of Non-GAAP Financial Measure

Net Income and Earnings Per Diluted Share Excluding a Partial Reversal of a Valuation Allowance

Nautilus presents adjusted net income and earnings per diluted share results because management believes that due to the non-recurring nature of the partial reversal of a valuation allowance recorded against the Company’s deferred tax assets resulting in an income tax benefit, including the non-GAAP results assists investors in assessing the Company’s operational performance relative to its competitors and its historical financial performance.

Continuing Operations Income/Loss and Diluted EPS (as reported and excluding non-recurring items) (unaudited and in millions, except per share amounts):

	Nine Months Ended September 30, 2013
	As reported	Less non- recurring items(1)	Excluding non- recurring items
Income from continuing operations	$39.7	$(34.2)	$5.5
Diluted net income per share	$1.26	$(1.09)	$0.17

(1)	Such items were offset by the after-tax impact of an income tax benefit related to a partial reversal of a valuation allowance recorded against the Company’s deferred tax assets.